UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

Del Frisco’s Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail
Irving, TX 75063
(Address of principal executive offices, including zip code)

(469) 913-1845
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DFRG	The Nasdaq Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As discussed in Item 5.07 below, on May 30, 2019, Del Frisco’s Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Del Frisco’s Restaurant Group 2019 Long-Term Equity Incentive Plan (the “2019 Plan”), which was adopted by the Company’s Board of Directors (the “Board”) on April 5, 2019, subject to stockholder approval at the Annual Meeting.
A description of the material terms and conditions of the 2019 Plan is provided in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 16, 2019. The description of the 2019 Plan in the definitive proxy statement is incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders
Below are detailed voting results on each matter voted on at the Annual Meeting. Such matters are described in detail in the Company’s definitive proxy statement for the Annual Meeting.

(1)	Election of Directors. The following nominee was elected to the Board of Directors of the Company to hold office until the 2022 annual meeting.

	Nominee	For	Withheld	Broker Non-Votes
	Ian R. Carter	20,970,151	1,571,905	5,476,191

(2)	Vote to Ratify Independent Accounting Firm. The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019 was ratified.

	For	Against	Abstain	Broker Non-Votes
	27,647,455	346,577	24,215	—

(3)	Advisory Vote to Approve Executive Compensation. The compensation paid to the Company's named executive officers for the year ended December 25, 2018 was approved on an advisory basis.

	For	Against	Abstain	Broker Non-Votes
	13,097,067	9,409,327	35,662	5,476,191

(4)	Approval of the Del Frisco’s Restaurant Group 2019 Long-Term Incentive Plan. The Del Frisco’s Restaurant Group 2019 Long-Term Incentive Plan was approved.

	For	Against	Abstain	Broker Non-Votes
	20,627,076	1,892,337	22,643	5,476,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date:	May 31, 2019	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer